                                  Exhibit 23.01

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated May 25, 2001, with respect to the financial statements and schedule of the Sylvan Learning Systems, Inc. 401(k) Retirement Savings Plan included in this Annual Report (Form 11-K), for the year ended December 31, 2000.

REGISTRATION STATEMENTS ON FORM S-3


Registration Number             Date Filed
----------------------------------------------------------
33-92014                        May 8, 1995
33-92852                        May 30, 1995
333-1674                        February 26, 1996
333-16111                       November 14, 1996
333-21261                       February 6, 1997
333-26633                       May 7, 1997
333-31273                       July 15, 1997
333-39535                       November 5, 1997
333-43355                       December 29, 1997
333-46747                       February 23, 1998
333-48997                       March 31, 1998
333-50993                       April 24, 1998
333-61083                       August 25, 1998
333-65197                       October 1, 1998
333-67727                       December 4, 1998
333-78961                       May 20, 1999



REGISTRATION STATEMENTS ON FORM S-8


Name                                                   Registration Number         Date Filed
-----------------------------------------------------------------------------------------------------------
1987-1991 Employee Stock Option Plan                   33-77384                    April 6, 1994
1993 Director Stock Option Plan                        33-77386                    April 6, 1994
1993 Employee Stock Option Plan                        33-77390                    April 6, 1994
1993 Management Stock Option Plan                      33-77388                    April 6, 1994
1997 Employee Stock Purchase Plan                      333-21963                   February 18, 1997
1998 Stock Incentive Plan                              333-62011                   August 21, 1998
1993 Employee Stock Option Plan and Employee Stock
    Purchase Plan                                      33-77390                    September 14, 1998



                                                     /s/ Ernst & Young LLP

Baltimore, Maryland
June 26, 2001